FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FOURTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is made effective as of September 28, 2018 (the “Amendment Date”) and made by and among WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and CODEXIS, INC., a Delaware corporation (“Borrower”). WHEREAS, Bank and Borrower have entered into that certain Loan and Security Agreement, dated as of June 30, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”); and WHEREAS, Bank and Borrower desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower hereby agree as follows: 1. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement. 2. Section 1.1 of the Loan Agreement is hereby amended by adding the following definition thereto in alphabetical order: “Fourth Amendment Date” is September 28, 2018. 3. Section 1.1 of the Loan Agreement is hereby further amended by amending and restating the following definitions therein as follows: “Amortization Date” is November 1, 2020. “Draw Period” is the period commencing on the Closing Date and ending on the earlier of (i) September 30, 2019 and (ii) the occurrence of an Event of Default. “Maturity Date” is October 1, 2022. “Permitted Indebtedness” means: (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document; (b) Indebtedness existing on the Closing Date and disclosed in the Perfection Certificate on the Closing Date; (c) Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed Two Million Dollars ($2,000,000.00) in the aggregate at any given time; (d) Subordinated Debt; (e) Unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (f) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; BOS 48677184v2

(g) intercompany Indebtedness constituting Permitted Investments; (h) Indebtedness under corporate credit cards used in the ordinary course of business in an aggregate amount not to exceed Nine Hundred Fifty Thousand Dollars ($950,000) at any given time; (i) letters of credit in the ordinary course of business in connection with the leasing of real property in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000); (j) Indebtedness (in the aggregate outstanding amount of not greater than Five Hundred Thousand Dollars ($500,000) at any given time) consisting of the financing of insurance premiums in the ordinary course of business; (k) Indebtedness of Codexis Laboratories India Pte., Ltd. in connection with a bank guarantee in the aggregate amount of Indian Rupees 29,000,000 to comply with the applicable orders or requirements of the sales tax department of the Government of India; (l) additional unsecured Indebtedness not to exceed Two Hundred Fifty Thousand dollars ($250,000) in the aggregate at any time; and (m) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (j) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower, or its Subsidiary, as the case may be. “Revolving Facility Termination Fee” is an additional fee payable by Borrower to Bank, upon the election by Borrower to terminate the Revolving Facility, in amount equal to: (i) for a termination on or before the first anniversary of the Fourth Amendment Date, three percent (3.00%) of the Revolving Line; (ii) a termination after the first anniversary of the Fourth Amendment Date and on or before the second anniversary of the Fourth Amendment Date, two percent (2.00%) of the Revolving Line; and (iii) a termination after the second anniversary of the Fourth Amendment Date and on or before the third anniversary of the Fourth Amendment Date, one percent (1.00%) of the Revolving Line. 4. Section 2.2(c) of the Loan Agreement is hereby amended and restated in its entirety as follows: (c) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date of such Term Loan. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date for the Term Loans, and continuing on the Payment Date of each month thereafter, Borrower shall make equal monthly payments of principal, together with applicable interest, in arrears, as calculated by Bank (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of the Term Loans outstanding, (2) the effective rate of interest, as determined under Section 2.4(a), and (3) a repayment schedule equal to twenty-four (24) months. All unpaid principal and accrued and unpaid interest is due and payable in full on the Maturity Date with respect to the Term Loans. The Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). 5. Section 2.6(e) of the Loan Agreement is hereby amended and restated in its entirety as follows: 2 BOS 48677184v2

(e) Facility Fee. On each of the Closing Date and the Fourth Amendment Date, and on every anniversary of the Fourth Amendment Date while the Revolving Facility is outstanding, a facility fee equal to Seventeen Thousand Five Hundred Dollars ($17,500.00); 6. Section 2.6 of the Loan Agreement is hereby further amended by replacing “.” at the end of Section 2.6(f) with “; and” and adding the following Section 2.6(g) thereto: (g) Fourth Amendment Fee. On the Fourth Amendment Date, a fully earned and non-refundable fee in the amount of Twelve Thousand Five Hundred Dollars ($12,500.00). 7. Section 3.2 of the Loan Agreement is hereby amended and restated in its entirety as follows: 3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the effective date of each Credit Extension as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date), and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2. The making of each Credit Extension shall also be subject to the delivery by Borrower to the Bank, to the extent not delivered at the Closing, of duly executed original Secured Promissory Notes, in number, form and content acceptable to the Bank, with respect to such Credit Extension made by the Bank after the Closing Date. Furthermore, if on the date of the making of a Credit Extension (other than the first Credit Extension made hereunder), the Borrower has not been subject to the reporting provisions of Section 6.3 for a period of at least three (3) months, the Borrower shall provide to the Bank, prior to the making of such Credit Extension by the Bank, all reports and certificates that the Borrower would have been obligated to provide during the period of the immediately preceding three (3) months and through the date of the making of such Credit Extension, if throughout such period any amount of Term Loans or Revolving Advances remained outstanding. If the Credit Extension is the first Revolving Advance being made hereunder, the Bank must have completed during the year in which such Revolving Advance is being made, an audit satisfactory to the Bank of Borrower’s Accounts in accordance with the provisions of Section 6.3. 8. Section 5.16 of the Loan Agreement is hereby amended and restated in its entirety as follows: 5.16 Accounts. All of Borrower’s or any Subsidiary’s operating, depository or investment accounts maintained or invested with a Person other than Bank are set forth on the Perfection Certificate, provided that such accounts disclosed on the Perfection Certificate are hereby deemed updated with the updated Perfection Certificate delivered to Bank as of the Fourth Amendment Date. On and after (i) the 60th day following the Closing Date and prior to October 1, 2019, at any time that the aggregate balance of Borrower’s accounts held with Bank and Bank’s Affiliates is less than $15,000,000 for three (3) successive Business Days or less than $14,000,000 on any given day, and (ii) October 1, 2019, at any time that the aggregate balance of Borrower’s accounts held with Bank and Bank’s Affiliates is less than the sum of (A) $5,000,000 plus (B) the outstanding aggregate principal amount of the Term Loans, for three (3) successive Business Days, none of Borrower’s nor any domestic U.S. Subsidiary’s operating, depository or investment accounts are maintained or invested with a Person other than Bank. Notwithstanding the foregoing, on and after the 60th day following the Closing Date, neither the Borrower nor any of its domestic Subsidiaries maintains any operating, depository or investment accounts maintained or invested with any Person other than the Bank unless such account (A) is subject to an account control agreement in favor of the Bank in such form and substance as is reasonably acceptable to the Bank, (B) is a deposit account exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s or any domestic U.S. Subsidiary’s employees and identified to Bank by Borrower as such, or (C) is the Exempt Account (provided that such account and is maintained solely in connection with the Transfers of shares of CO2 Solutions, Inc. held by the Borrower on the Closing Date and any cash balance in such 3 BOS 48677184v2 account in excess of One Hundred Ten Thousand Dollars ($110,000.00) is transferred to another account of Borrower that is maintained in accordance with Section 6.7 within five (5) Business Days). Furthermore, the aggregate amount of cash and cash equivalent assets held by direct and indirect Foreign Subsidiaries of Borrower in accounts not subject to a control agreement in favor of the Bank (and in such form and substance as is reasonably acceptable to the Bank) does not exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) (of which no more than Four Hundred Thousand Dollars ($400,000.00) may be maintained in accounts other than the accounts for Codexis Laboratories India Pte., Ltd.). 9. Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows: 6.7 Accounts. Borrower shall, on and after (i) the 60th day following the Closing Date and prior to October 1, 2019, at any time that the aggregate balance of Borrower’s accounts held with Bank and Bank’s Affiliates is less than $15,000,000 for three (3) successive Business Days or less than $14,000,000 on any given day, and (ii) October 1, 2019, at any time that the aggregate balance of Borrower’s accounts held with Bank and Bank’s Affiliates is less than the sum of (A) $5,000,000 plus (B) the then outstanding aggregate principal amount of the Term Loans, for three (3) successive Business Days: (A) maintain and shall cause each of its domestic U.S. Subsidiaries to maintain all of its depository, operating, and investment accounts with Bank and (B) endeavor to utilize and shall cause each of its domestic U.S. Subsidiaries to endeavor to utilize Bank’s International Banking Division for any international banking services required by Borrower, including, but not limited to, foreign currency wires, hedges and swaps. On and after the date that is the 60th day following the Closing Date for each account that Borrower or any domestic U.S. Subsidiary maintains outside of Bank, Borrower shall cause the applicable bank or financial institution at or with which any such account is maintained to execute and deliver an account control agreement or other appropriate instrument evidencing the perfection of Bank’s security interest therein and control with respect thereto in form and substance reasonably satisfactory to Bank, other than (X) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s or any domestic U.S. Subsidiary’s employees and identified to Bank by Borrower as such, and (Y) the Exempt Account (provided that such account is maintained solely in connection with the Transfers of shares of CO2 Solutions, Inc. held by the Borrower on the Closing Date and any cash balance in such account in excess of One Hundred Ten Thousand Dollars ($110,000.00) is transferred to another account of Borrower that is maintained in accordance with this Section 6.7 within five (5) Business Days). Furthermore, the aggregate amount of cash and cash equivalent assets held by direct and indirect Foreign Subsidiaries of Borrower in accounts not subject to a control agreement in favor of the Bank (and in such form and substance as is reasonably acceptable to the Bank) does not exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) (of which no more than Four Hundred Thousand Dollars ($400,000.00) may be maintained in accounts other than the accounts for Codexis Laboratories India Pte., Ltd.). 10. Limitation of Amendment. a. The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which the Bank or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby. b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4 BOS 48677184v2

11. To induce the Bank to enter into this Amendment, Borrower hereby represents and warrants to the Bank as follows: a. Immediately after giving effect to this Amendment (a) the representations and warranties contained in Article 5 of the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing; b. Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; c. The organizational documents of Borrower delivered to the Bank on the Closing Date, and updated pursuant to subsequent deliveries by the Borrower to the Bank, if any, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; d. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower; e. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration by Borrower with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and f. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and by general equitable principles. 12. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. 13. This Amendment shall be deemed effective as of the Amendment Date upon the due execution and delivery to the Bank of this Amendment by each party hereto and the payment by Borrower to the Bank of fee due under Section 2.6(g) of the Loan Agreement as amended hereby. 14. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. 15. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California. [Balance of Page Intentionally Left Blank] 5 BOS 48677184v2

IN WITNESSWHEREOF, the parties hereto have causedthis Fourth Amendment to Loan and Security Agreement to be executed as of the date first set forth above. BORROWER: CODEXIS, INC., A DELAWARE CORPORATION By Name: e^e A-^5^7^> Title: c-F^ BANK: WESTERN ALLIANCE BANK, AN ARIZONACORPORATION By Name: Title: